Exhibit 99.1

PRESS RELEASE

Open Text to Report First Quarter Fiscal Year 2007 Financial Results on

Monday, November 6, 2006

Company Updates Guidance, Announces Restructuring

Waterloo, October 10, 2006 — Open Text™ Corporation (NASDAQ:OTEX) (TSX:OTC), the leading independent provider of Enterprise Content Management (ECM) software, today announced it will release financial results for its first quarter of fiscal 2007 on Monday, November 6, 2006 at approximately 4:00 p.m. ET.

Updated Q1-FY2007 Financial Guidance

For the quarter ended September 30, 2006, the Company expects to report revenue between $99 million and $101 million, with adjusted earnings per share between $0.24 and $0.27 on a diluted basis. (2)

Restructuring

“As part of the integration of Hummingbird into Open Text, we are examining global operations to ensure we leverage the best assets of both companies, “said John Shackleton, President and CEO of Open Text. “Streamlining employees and facilities of both Hummingbird and Open Text is necessary to fully capitalize on the economies of scale and synergies that are available from this integration.” The Company will issue a press release on October 16, 2006 to outline the operational details of its restructuring strategy and activities.

Teleconference Call

Open Text will host a conference call on November 6, 2006 at 5:00 p.m. ET to discuss the final financial results of its first quarter.

Date:	Monday, November 6, 2006
Time:	5:00 p.m. ET/2:00 p.m. PT
Length:	60 minutes
Where:	416-640-1907

Please dial-in approximately 10 minutes before the teleconference is scheduled to begin. A replay of the call will be available beginning November 6, 2006 at 7:00 p.m. ET through 11:59 p.m. on November 20, 2006 and can be accessed by dialing 416-640-1917 and using pass code 21205816#.

For more information or to listen to the call via Web cast, please use the following link: http://www.opentext.com/investor/investor_events/index.html

About Open Text

Open Text™ is the world’s largest independent provider of Enterprise Content Management software. The company’s solutions manage information for all types of business, compliance and industry requirements in the world’s largest companies, government agencies and professional service firms. Open Text supports approximately 46,000 customers and millions of users in 114 countries and 12 languages. For more information about Open Text, visit www.opentext.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This news release may contain forward-looking statements relating to the timing of announcing financial results, restructuring of the Company, and financial guidance which is subject to the risks and assumptions contained herein. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances. Forward-looking statements in this release are not promises or guarantees and are subject to certain risks and uncertainties, and actual results may differ materially. The risks and uncertainties that may affect forward-looking statements include, among others, the failure to develop new products, risks involved in fluctuations in currency exchange rates, delays in purchasing decisions of customers, the completion and integration of acquisitions, the possibility of technical, logistical or planning issues in connection with deployments, the continuous commitment of the Company’s customers, demand for the Company’s products and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission (SEC), including the Form 10-K for the year ended June 30, 2006. You should not place undue reliance upon any such forward-looking statements, which are based on management’s beliefs and opinions at the time the statements are made, and the Company does not undertake any obligations to update forward-looking statements should circumstances or management’s beliefs or opinions change.

Notes

(1) Based on comparison of historic revenue figures publicly disseminated by companies in the Enterprise Content Management (“ECM”) sector. All dollar amounts in this press release are in US Dollars unless otherwise indicated.

(2) Use of Non- US GAAP financial measures

In addition to reporting financial results in accordance with US GAAP, the Company provides certain non-US GAAP financial measures that are not in accordance with US GAAP. These non-US GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company’s definition may be different from similar non-US GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company’s financial performance to that of other companies. However, the Company’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of adjusted net income and adjusted EPS both in its reconciliation to the US GAAP financial measures of net income and EPS and its consolidated financial statements, all of which should be considered when evaluating the Company’s results. The Company uses the financial measures adjusted EPS and adjusted net income to supplement the information provided in its consolidated financial statements, which are presented in accordance with US GAAP. The presentation of adjusted net income and adjusted EPS is not meant to be a substitute for net income or net income per share presented in accordance with US GAAP, but rather should be evaluated in conjunction with and as a supplement to such US GAAP measures. Open Text strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the US GAAP measures with certain non-US GAAP measures for the reasons set forth below. Adjusted net income and adjusted EPS are calculated as net income or net income per share on a diluted basis, excluding, where applicable, the amortization of acquired intangible assets, other income (loss), share-based compensation,, special charges, and the taxation impact of these items. The Company’s management believes that the presentation of adjusted net income and adjusted EPS provides useful information to investors because it excludes non-operational charges. The use of the term “non-operational charge” is defined by the Company as those that do not impact operating decisions taken by the Company’s management and is based upon the way the Company’s management evaluates the performance of the Company’s business for use in the Company’s internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company’s management excludes certain items from its analysis, such as amortization of acquired intangibles, share- based compensation, special charges, other income/expense and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under US GAAP. The Company believes the provision of supplemental non-US GAAP measures allows investors to evaluate the operational and financial performance of the Company’s core business using the same evaluation measures that management uses, and is therefore a useful indication of Open Text’s performance or expected performance of recurring operations and facilitates period-to-period comparison of operating performance. As a result, the Company considers it appropriate and reasonable to provide, in addition to US GAAP measures, supplementary non-US GAAP financial measures that exclude certain items from the presentation of its financial results in this press release. The guidance presented is based on (a) financial information prepared by Open Text consistent with the manner in which it reports its revenue, adjusted EPS and net income per share in accordance with GAAP and (b) the assumptions referred to in this note (2). This guidance assumes minimal fluctuations of currency exchange rates.

The following assumptions of Company management are an integral part of the guidance presented for the quarter ending September 30, 2006. Open Text’s actual results for future periods may vary from the guidance presented and such variations may be material.

(a) The guidance assumes a fully diluted weighted average number of shares for the quarter ended September 30, 2006 of approximately 50 million shares.

(b) Income taxes are assumed in the low 30 percent range on an adjusted net income basis.

(c) Assumptions have been made concerning revenue growth and income tax rates that will be in effect; and these rates may change depending upon both the timing and geographical source of future revenues.

(d) The guidance assumes no fluctuation in currency exchange rates.

Copyright © 2006 by Open Text Corporation. LIVELINK and OPEN TEXT are trademarks or registered trademarks of Open Text Corporation in the United States of America, Canada, the European Union and/or other countries. This list of trademarks is not exhaustive. Other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text Corporation or other respective owners.

For more information, please contact

Paul McFeeters

Chief Financial Officer

Open Text Corporation

+1-905-762-6121

pmcfeeters@opentext.com

Anne Marie K. Schwartz

Director, Investor Relations

Open Text Corporation

+1-617-378-3369

aschwartz@opentext.com

Greg Secord

Director, Investor Relations

Open Text Corporation

+1-519-888-7111 ext.2408

gsecord@opentext.com